SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 27, 2001
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                                    DVL, INC.
                                    ---------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    ---------
                 (State or other jurisdiction of incorporation)

                         1-8356               13-2892858
                         -------------------------------

          (Commission File Number) (IRS Employer Identification Number)

               70 East 55th Street, 7th Floor, New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 350-9900
                                                           --------------
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

       On April 27, 2001, the Registrant acquired, through a wholly-owned subsidiary, a significant equity interest in Receivables II-A LLC, a limited liability company engaged in the acquisition and management of periodic payment receivables, as described in more detail in the Press Releases attached hereto as Exhibits 20.01 and 20.02.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits:

              10.01 Purchase Agreement, dated April 27, 2001, by and among J.G. Wentworth Receivables II LLC, Receivables II-A LLC, Receivables II-A Holding Company, LLC, J.G. Wentworth S.S.C., Limited Partnership, J.G. Wentworth Management Company, Inc., S2 Holdings, Inc., and DVL, Inc. for the purchase of residual interests in securitized portfolios.

              10.02 Non-negotiable, Secured Purchase Money Promissory Note dated April 27, 2001 in the original principal amount of $22,073,270 payable to the order of J.G.Wentworth S.S.C., Limited Partnership from S2 Holdings, Inc.

              10.03 Non-negotiable, Secured Purchase Money Promissory Note dated April 27, 2001 in the original principal amount of $3,251,730 payable to the order of J.G.Wentworth S.S.C., Limited Partnership from S2 Holdings, Inc.

              10.04 Guaranty and Surety Agreement dated April 27, 2001 by and from DVL, Inc. in favor of J.G. Wentworth S.S.C., Limited Partnership.

              10.05  Common Stock Warrant dated April 27, 2001

              20.01  Press Release, dated April 16, 2001

              20.02  Press Release, dated May 1, 2001

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DVL, INC.



                                       By: /s/Gary Flicker
                                           -------------------------------------
                                           Name:  Gary Flicker
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Date: May 9, 2001

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DVL, INC.



                                       By: Gary Flicker
                                           -------------------------------------
                                           Name:  Gary Flicker
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Date: May 9, 2001

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